UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 27, 2017

NRG ENERGY, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-15891	41-1724239
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

804 Carnegie Center, Princeton, New Jersey 08540 (Address of principal executive offices, including zip code)

(609) 524-4500

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company               ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described under Item 5.07 below, at the Annual Meeting of Stockholders (the “Annual Meeting”) of NRG Energy, Inc. (the “Company”) held on April 27, 2017, the Company’s stockholders, upon the recommendation of the Company’s board of directors (the “Board”),  approved the NRG Energy, Inc. Amended and Restated Long-Term Incentive Plan (the “Amended and Restated LTIP”). The Amended and Restated LTIP (i) increases the number of shares available for issuance from 22,000,000 to 25,000,000, (ii) extends the term of the Amended and Restated LTIP until February 22, 2027, (iii) adds plan features to provide additional stockholder protections, and (iv) updates and makes other technical or clarifying changes. The Company’s Board approved the Amended and Restated LTIP on February 23, 2017, subject to stockholder approval at the Annual Meeting.

The foregoing description of the Amended and Restated LTIP is qualified in its entirety by reference to the full text of the Amended and Restated LTIP, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference, as well as the description of the Amended and Restated LTIP included in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on March 16, 2017.

Also at the Annual Meeting, the Company’s stockholders, upon the recommendation of the Company’s Board, approved the NRG Energy, Inc. Amended and Restated Employee Stock Purchase Plan (the “Amended and Restated ESPP”). The Amended and Restated ESPP (i) increases the number of shares authorized by 3,000,000, to increase the number of shares reserved under the Amended and Restated ESPP to 5,300,000 resulting in approximately 3,385,300 shares available for future purchases; (ii) extends the term of the Amended and Restated ESPP to December 31, 2026; and (iii) makes other technical changes regarding the administration of the Amended and Restated ESPP. The aggregate number of shares which may be purchased under the Amended and Restated ESPP will not exceed the number of shares reserved for the Amended and Restated ESPP. The Company’s Board approved the Amended and Restated ESPP on February 23, 2017, subject to stockholder approval at the Annual Meeting.

The foregoing description of the Amended and Restated ESPP is qualified in its entirety by reference to the full text of the Amended and Restated ESPP, a copy of which is filed as Exhibit 10.2 hereto and incorporated herein by reference, as well as the description of the Amended and Restated ESPP included in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on March 16, 2017.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on April 27, 2017 in Princeton, New Jersey.  Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders.

(a) Proposal 1 — Election of thirteen directors

Name	Votes For	Votes Against	Abstentions	Broker Non- Votes
E. Spencer Abraham	233,260,390	23,729,100	227,649	19,195,399
Kirbyjon H. Caldwell	254,558,736	2,418,902	239,501	19,195,399
Lawrence S. Coben	254,694,933	2,326,663	195,543	19,195,399
Terry G. Dallas	255,710,942	1,267,253	238,944	19,195,399
Mauricio Gutierrez	255,224,105	1,793,697	199,337	19,195,399
William E. Hantke	253,942,657	3,028,970	245,512	19,195,399
Paul W. Hobby	255,016,222	1,964,629	236,288	19,195,399
Anne C. Schaumburg	255,193,259	1,895,603	128,277	19,195,399
Evan J. Silverstein	255,699,979	1,278,173	238,987	19,195,399
Barry T. Smitherman	237,699,252	19,190,066	327,821	19,195,399
Thomas H. Weidemeyer	244,464,586	12,546,879	205,674	19,195,399
C. John Wilder	255,126,647	1,854,142	236,350	19,195,399
Walter R. Young	253,705,140	3,306,404	205,595	19,195,399

With respect to the foregoing Proposal 1, all thirteen directors were elected and each received the affirmative vote of a majority of the votes cast at the Annual Meeting.

(b) Proposal 2 — Adoption of the NRG Energy, Inc. Amended and Restated Long-Term Incentive Plan

Votes For	Votes Against	Abstentions	Broker Non-Votes
250,348,957	6,616,123	252,059	19,195,399

The foregoing Proposal 2 was approved.

(c) Proposal 3 — Adoption of the NRG Energy, Inc. Amended and Restated Employee Stock Purchase Plan

Votes For	Votes Against	Abstentions	Broker Non-Votes
255,375,935	1,618,420	222,784	19,195,399

The foregoing Proposal 3 was approved.

(d) Proposal 4 — Advisory vote on the compensation of the Company’s named executive officers

Votes For	Votes Against	Abstentions	Broker Non-Votes
244,186,125	12,825,801	205,213	19,195,399

The foregoing Proposal 4 was approved.

(e) Proposal 5 — Advisory vote on the frequency of the advisory vote on the compensation of the Company’s named executive officers

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
235,195,555	213,742	21,597,894	209,948	19,195,399

With respect to the foregoing Proposal 5, the option to hold future advisory votes every one year received a majority of the votes cast at the Annual Meeting.  Based on these results, the Company’s Board of Directors intends to continue to hold an advisory vote on executive compensation every one year.

(f) Proposal 6 — Ratification of the Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for the 2017 fiscal year

Votes For	Votes Against	Abstentions	Broker Non-Votes
273,995,407	2,176,353	240,778	0

The foregoing Proposal 6 was approved.

(g) Proposal 7 — Stockholder proposal regarding disclosure of political expenditures

Votes For	Votes Against	Abstentions	Broker Non-Votes
77,818,509	175,113,553	4,285,077	19,195,399

The foregoing Proposal 7 was not approved.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Document
10.1	NRG Energy, Inc. Amended and Restated Long-Term Incentive Plan
10.2	NRG Energy, Inc. Amended and Restated Employee Stock Purchase Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Energy, Inc.
(Registrant)

	By:	/s/ Brian E. Curci
Brian E. Curci
Corporate Secretary

Dated: April 28, 2017

Exhibit Index

Exhibit No.	Document
10.1	NRG Energy, Inc. Amended and Restated Long-Term Incentive Plan
10.2	NRG Energy, Inc. Amended and Restated Employee Stock Purchase Plan